Exhibit 10(a)



   Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm


We consent to the reference to our firm under the caption "Independent Registered Public Accounting Firm" in Post-Effective Amendment No. 1 to the Registration Statement (Form N-4 No. 333-147673) and the related Statement of Additional Information appearing therein and pertaining to Lincoln New York Account N for Variable Annuities. We also consent to the use of our reports dated (a) March 18, 2008, with respect to the financial statements of Lincoln Life & Annuity Company of New York and (b) March 7, 2008, with respect to the financial statements of Lincoln New York Account N for Variable Annuities, which are included in Pre-Effective Amendment No. 1, which is incorporated by reference into Post-Effective Amendment No. 1.


                                        /s/ Ernst & Young LLP

Fort Wayne, Indiana
December 17, 2008